                                                                    EXHIBIT 10.2

                        EXTENSION OF EMPLOYMENT AGREEMENT

      WHEREAS, FPIC Insurance Group, Inc. (Employer) and William R. Russell (Employee) are parties to an Employment Agreement under date of December 30, 1992, and

      WHEREAS, said Employment Agreement stipulates that said Agreement shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (Board) or a committee thereof giving notice to Employee that it wishes to extend the Employment Agreement for an additional year,

      NOW THEREFORE, Employee is herein advised of the extension of the Employment Agreement. It is agreed that the annual salary referred to in paragraph 2(a) is changed to $450,000.

      IN WITNESS WHEREOF, the parties have executed this extension as of the 7th day of November, 1998.



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
                                FPIC INSURANCE GROUP, INC.
Accepted:


                                By:
----------------------------       -----------------------------------
William R. Russell



Attest:                         Attest:



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

                        EXTENSION OF EMPLOYMENT AGREEMENT

      WHEREAS, FPIC Insurance Group, Inc. (Employer) and Steven R. Smith (Employee) are parties to an Employment Agreement under date of December 30, 1992, and

      WHEREAS, said Employment Agreement stipulates that said Agreement shall be extended for an additional year at the end of each calendar year upon Employer's Board of Directors (Board) or a committee thereof giving notice to Employee that it wishes to extend the Employment Agreement for an additional year,

      NOW THEREFORE, Employee is herein advised of the extension of the Employment Agreement. It is agreed that the annual salary referred to in paragraph 2(a) is changed to $360,000.

      IN WITNESS WHEREOF, the parties have executed this extension as of the 7th day of November, 1998.



                                FPIC INSURANCE GROUP, INC.
Accepted:


                                By:
----------------------------       ----------------------------------
Steven R. Smith




Attest:                         Attest:



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